INVENTORIES	12 Months Ended
Dec. 31, 2025
INVENTORIES
INVENTORIES

4.      INVENTORIES

The Company’s inventories consist of finished goods, work in progress and raw materials. For the years ended December 31, 2025 and 2024, due to the fierce market competition and expected sales volume, the Company recorded a $1.1 million and $4.8 million, respectively, in cost of revenues to write down inventories to the estimated net realizable value. No write downs of the carrying value of inventories have been recorded in the year ended December 31, 2023.

(In thousands)	2025	2024
Finished goods	$840	$5,252
Work in progress	504	—
Raw materials	254	—
Total	$1,598	$5,252